UNITED STATES

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SCHEDULE 14A

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Cracker Barrel Old Country Store, Inc.
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Cracker Barrel Old Country Store, Inc. (the “Company”) used the following presentation at the Wells Fargo Retail and Restaurants Summit beginning on October 2, 2012. This presentation was also posted to the Company’s Investor Relations website, investor.crackerbarrel.com. A screenshot of the “Events & Presentations” section of the Investor Relations website follows the presentation below.

Wells Fargo 2012 Retail & Restaurant Summit October 2, 2012

Safe Harbor statement
Safe Harbor statement
Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the
“Company”) urges caution in considering current trends and earnings guidance disclosed in this presentation. Except for specific historical information, matters discussed in this presentation are forward looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of the Company to differ materially from those expressed or implied in this discussion. All forward-looking information is provided pursuant to the safe harbor established under the
Private Securities Litigation Reform Act of 1995.
More detailed information on risks, uncertainties, and other factors is provided in the Company’s filings with the U.S. Securities and Exchange
Commission (the “SEC”), press releases and other communications.

Important Additional Information
Important Additional Information
Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2012 Annual Meeting. Cracker
Barrel has filed a preliminary proxy statement with the SEC in connection with such solicitation of proxies from Cracker Barrel shareholders. When completed, a definitive proxy statement and a form of proxy will be mailed to Cracker Barrel shareholders.
INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE
PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND
ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC
CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL
CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the
SEC in connection with Cracker Barrel's 2012 Annual Meeting. Shareholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC's website at
www.sec.gov.
Copies will also be available at no charge at the
Investor Relations section of our corporate website at
www.crackerbarrel.com.
This presentation contains excerpts from certain previously published material. Unless otherwise indicated, consent of the author and publication to use the material as proxy soliciting material has not been sought or obtained.

A truly unique brand and experience
A truly unique brand and experience
• Highly differentiated concept
providing wholesome
connections to our guests
• Our 620 old-fashioned country
stores welcome 215 million
guests a year
• Approximately $2.6B in annual
revenues with roughly 20%
coming from our retail business
• Welcome break for travelers
across 42 states…travelers
make up approximately 40% of
our business

Quality ingredients
hand-crafted with care
Quality ingredients
hand-crafted with care
• USDA Grade AA real butter
• Dumplins hand-rolled daily
• Fresh squeezed Florida orange juice
• Oven roasted turkey breasts
• USDA domestic ground beef
• USDA Choice chuck roast ½” thick
• Sugar cured ham steaks
• USDA choice country fried steak
• USDA inspected chicken tenderloins
• Russet Burbank potatoes
• Trans Fat and cholesterol free vegetable oil
• Grade A pure sour cream
• Wild Maine blueberries
• Arabica coffee beans
• Grade A farm fresh eggs
• USDA Grade AA real butter
• Farm raised rainbow trout
• Freshly brewed iced tea
• Real mashed potatoes
• Scratch biscuits with real buttermilk
• Natural Colby cheese
• Real Half & Half
• All natural vanilla bean ice cream
• Biscuit steak cut from the tenderloin
• Whole hog smoked sausage
• Long-cured country ham
• Farm raised domestic catfish
• Hickory smoked thick sliced bacon
• Stewart’s ™ Root Beer and Orange n’ Cream Soda
• Dickinson’s™ preserves and jam
• Wild caught North Atlantic Haddock and Cod
• Westminster Thin Square™ crackers
• Earl Grey™ decaffeinated tea
• Twining™ Darjeeling tea

Retail is integral to the
Cracker Barrel experience
Retail is integral to the
Cracker Barrel experience
• The experience begins with
rockers on the front porch…
which are also the top seller
• The retail shop doubles as a
guest waiting area…and produces
sales per square foot of
approximately $400 and gross
margins around 50%
• Emphasis on nostalgic and
unique merchandise with a large
selection of items under $20
– Apparel
– Branded Food
– Toys and Games
– Music

We’ve been successful
delivering the guest experience
We’ve been successful
delivering the guest experience
Most RV-Friendly Sit-Down Restaurant in America
for 10 Consecutive Years - The Good Sam Club
Top of the Full-Service Restaurants in Casual and Family Dining
- Consumer Brand Metrics Program, Technomic, Inc.
Top “Family Dining” Chain for 19 Consecutive Years in “Choice in Chains”
Annual Consumer Survey - Restaurants & Institutions Magazine
#1 Family Dining Restaurant and Top Honors in Service,
Cleanliness, Menu Variety, Atmosphere, Reputation, Craveability,
Likely to Return and Likely to Recommend - Nation’s Restaurant
News, Consumer Picks 2012 National Survey
“Best Breakfast” among Family Dining Chains - Zagat’s 2010 & 2011 Consumer Surveys
Best National Restaurant Chain in Readers’ Choice awards - Packaged Travel Insider
Gold Award – Courier Magazine’s Favorite Group Friendly Restaurant - NTA Tour Operators

“America’s Most Admired Companies” for the food service
industry 12 consecutive years - Fortune

Standing out in a sea of sameness
Standing out in a sea of sameness

Brand
A
Brand
B
Brand
C
Brand
D
Brand
E
Brand
F
Brand
G
Brand
H
Brand
I
Is Unique
% % % % % % % % % %
Agree Completely
42 18
*
22
*
23
*
17
*
23
*
28
*
26
*
29
*
29
*
Cracker Barrel is perceived to be more unique than its competitors
-Source: Technomic Consumer Brand Metrics Study – Q1 2011 – 2012; * Brands include: Cracker Barrel, Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive
Garden, Outback, Red Lobster, Steak n’ Shake; Rating significantly lower than Cracker Barrel at the 95% level of confidence

Leader in seven of ten categories
Leader in seven of ten categories
Brand
A
Brand
B
Brand
C
Brand
D
Brand
E
Brand
F
Brand
G
Brand
H
Brand
I
Rank
% % % % % % % % % %
Menu Variety 64 51 * 56 * 56 * 52 * 51 * 53 * 52 * 61 44 *
Availability of
Healthy Options
52 46 51 43 * 39 * 42 * 48 42 * 48 26 *
Welcoming,
comfortable
atmosphere
70 53 * 59 * 56 * 46 * 49 * 63 63 66 46 *
Kid-friendly 60 44 * 49 * 45 * 47 * 50 * 49 * 42 * 41 * 48 *
Portion for price
paid
65 54 * 56 * 54 * 51 * 50 * 61 57 * 59 46 *
Ability to provide
value through
high-quality
menu items
57 42 * 48 * 46 * 38 * 43 * 49 * 51 53 43 *
Prices relative to
other, similar
restaurants
57 39 * 43 * 41 * 41 * 39 * 41 * 43 * 44 * 41 *
Food Quality 71 56 * 62 * 60 * 48 * 57 * 68 69 73 51 *
Food Taste &
Flavor
72 58 * 64 * 62 * 51 * 57 * 69 74 75 55 *
Pleasant,
Friendly Service
74 67 74 70 62 * 63 * 72 76 77 64 *
9
Source: Technomic Consumer Brand Metrics Study – Q1 2011 – 2012; * Brands include: Cracker Barrel, Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive
Garden, Outback, Red Lobster, Steak n’ Shake; Rating significantly lower than Cracker Barrel at the 95% level of confidence
1
1
1
1
1
1
1
2
3
3
st
rd
st
st
st
st
st
rd
nd
st

Improve same store sales
and traffic trends
Accelerating same store sales
growth in last three quarters with Q4
traffic up 1.4%
Cut costs and leverage fixed
costs to enhance profitability
FY 2012 operating margin growth of
50 bps
Reconfigure the Board with
new members bringing a
fresh perspective
7 new board members, including a
new independent Chairman
¹
Fill in key management
positions to enhance
functional capabilities
First Year CEO and new head of
retail
Develop a long-term plan to
maintain operating
momentum
Outperforming casual dining peers
in Knapp-Track for three
consecutive quarters
What we accomplished this past year
What we accomplished this past year
(1)  Changes to board since 20-Jun-2011.  New Chairman to succeed into position affective
November 2012

We have regained and are maintaining our
positive gap to Knapp-Track™ Casual Dining
Knapp-Track
Cracker Barrel
Source: Knapp Track Casual Dining Index Updated through August 3
FY 2012 Q1 FY 2012 Q2 FY 2012 Q3
11
Rolling 4-week Traffic Average
21 out of the last 24 quarters we have outperformed
the Knapp Track Casual Dining Index
FY 2012 Q4
-10%
-5%
0%
5%
10%
rd
TM

Business priorities               Financial outcomes
Fiscal 2012 was a Successful Year
Fiscal 2012 was a Successful Year
12
(in millions, except per share data)
12
(in millions, except per share data)
(1)Severance, other charges and tax effects related to operational restructuring
(2) (Charges) Gain and tax effects of impairment net of gain on sale of property
(3)Refinancing costs and tax effects related to the Company’s $750 million credit facility
(4)Charges and tax effects of the proxy contest concluded at the Company’s annual meeting of shareholders
2012 GAAP Adj (1)(4) 53rd Week Adj 2012 2011 GAAP Adj (1)(2)(3)(4) Adj 2011 % growth on Adj
Sales $2,580 ($51) $2,529 $2,434 $2,434 3.9%
Operating income $191 $7 ($10) $188 $167 $1 $169 11.6%
EPS $4.40 $0.21 ($0.27) $4.34 $3.61 $0.20 $3.81 13.9%
2012 2011 % growth
Cash balance $152 $52 190.7%
LT debt $642 $673 -4.6%
Dividends declared $1.12 $0.86 30.2%

Source:  Bloomberg as of 17-Aug-2012
Note:  Peer set includes BH, BOBE, EAT, CAKE, DRI, DENN, RT, TXRH.  S&P Restaurant Index includes the restaurant companies in the S&P 500 Index:  CMG, DRI, MCD, SBUX, YUM.  S&P 600 Restaurant Index includes the restaurant companies in the
S&P 600 Index:  BJRI, BH, BWLD, CEC, CBRL, DIN, JACK, PZZA, PEET, RRGB, RT, RUTH, SONC, TXRH.  S&P 1500
Restaurant Index includes the restaurant companies in the S&P 1500 Index:  BJRI, BH, BOBE, EAT, BWLD, CEC, CAKE,
CMG, CBRL, DRI, DIN, JACK, MCD, PNRA, PZZA, PEET, RRGB, RT, RUTH, SONC, SBUX, TXRH, WEN, YUM.
90%
100%
110%
120%
130%
140%
150%
160%
170%
Sep-2011 Nov-2011 Jan-2012 Feb-2012 Apr-2012 Jun-2012 Aug-2012
Daily from 12-Sep-2011 to 17-Aug-2012
Cracker Barrel Peer Set S&P 500 Restaurant Index
S&P 600 Restaurant Index S&P 1500 Restaurant Index S&P 500 Index
59.7%
31.3%
28.2%
22.0%
12.8%
10.7%
All indices using market
capitalization weighting
methodology
CBRL relative performance
CBRL relative performance

Thoughtful board succession planning
Thoughtful board succession planning

Sandy Cochran,  President and CEO, Cracker
Barrel, former CEO, Books-A-Million
William McCarten, Chairman of the Board,
DiamondRock Hospitality Company, former
President and CEO, HMS Host Corporation
Designated Chairman, James Bradford, Attorney, Dean
Vanderbilt’s Owen Graduate School of Management,
former President and CEO of United Glass Corporation
Coleman Peterson, President/CEO, Hollis
Enterprises, LLC, former EVP and Chief
People Officer, Walmart
Andrea Weiss, President and CEO, Retail
Consulting, former Chairman Cortefiel
Group, SA
Richard Dobkin, retired; Managing Partner of the
Tampa, FL office of Ernest & Young, LLP
Announced retiring: Robert Dale,  Charles Jones, B.F. Lowery, Michael Woodhouse
Martha Mitchell, retired, Senior Partner and SVP,
Fleishman-Hillard
Tom Barr, current VP, Global Coffee at
Starbuck’s Coffee Company
Glenn Davenport, former Chairman and CEO,
Morrison Group
Norm Johnson, Executive Chairman and former
CEO , Clarcor, Inc.
7 new members within
last 18 months

Our three-year strategy
Our three-year strategy
Continued commitment to
profitable new unit
growth
New store growth of
2-3% per year
Extend the power of the
Cracker Barrel brand
beyond the physical stores
Long term value created
through new revenue
streams
Focus on business priorities
Grow traffic
by
understanding and meeting
guests’
evolving needs
Maintain our value
promise to the guest and
deliver a consistent guest
experience that aligns
with our brand
15
with a continued focus on
best locations and
consistent execution

Priorities for FY 2013
Priorities for FY 2013
Refresh Select Menu Categories
Invest in and Leverage
Technology to Support
Operations and Reduce Costs
• Reinforce value proposition for guests with a refresh
of Country Dinner Plates
• Introduce better-for-you programs, including new
sides and Wholesome Fixins’
Grow Retail Sales with Unique
Merchandise
• Focus on unique, exclusive, authentic merchandise
• Improve productivity with visual merchandising and
space planning
• Implement technology to improve efficiencies and
food quality
• Streamline processes to increase labor productivity
16
• Target 2-3% annual new unit growth over the next
three years
• Pay competitive dividends and repurchase shares
Improve Ecommerce Business
and Develop Licensing Platform
• Grow ecommerce awareness and revenues
• Lay groundwork to sell Cracker Barrel branded
products in grocery stores
Focus on Maximizing
Shareholder Returns
Build on Successful Handcrafted
Marketing Campaign
• Continue national media strategy
• Introduce new “Hand-crafted” creative for TV, radio,
and billboards

A strong brand, well-positioned
to continue to deliver shareholder value
A strong brand, well-positioned
to continue to deliver shareholder value
We believe Cracker Barrel is well positioned because:
17
• A truly unique brand and guest experience
• Proven executive team led the Company through a strong fiscal year
• New strategy building on past success to provide a long runway of shareholder value creation